The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

GOT-PA-3780-**[****]**

GAC, Inc.
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

Subject: [****]

Reference: Purchase Agreement No. 3780 [****]

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. **[****]**

1. [****][****]

2. [****][****]

3. [****]

[****]

4. [****]

4.1 [****]

4.1.1 [****]

4.1.2 [****]

4.2 [****]

4.2.1 [****]

4.2.2 [****]

5. [****]

[****]

5.1 [****]

5.2 [****]

6. [****]

[****]

7. [****]

[****]

8. Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By ______________________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: ______________________

GAC INC.

By ______________________ By ______________________

Its CEO Its CRO

Witness___________________ Witness___________________

ATTACHMENT B
Escalation Factors - [****] Aircraft

Delivery Date	[****] Escalation Factors	[****] Escalation Factors	[****] Escalation Factors
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

Delivery Date	**[****] Escalation Factors**	**[****] Escalation Factors**	**[****] Escalation Factors**
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

Delivery Date	[****] Escalation Factors	[****]Escalation Factors	[****] Escalation Factors
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

Delivery Date	[****] Escalation Factors	[****]Escalation Factors	[****] Escalation Factors
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

Delivery Date	[****]Escalation Factors	[****] Escalation Factors	[****] Escalation Factors
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

Delivery Date	[****] Escalation Factors	[****] Escalation Factors	[****] Escalation Factors
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

Delivery Date	[****] Escalation Factors	[****] Escalation Factors	[****] Escalation Factors
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

GOT-PA-3780-**[****]**

GAC, Inc.
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

Subject: [****]

Reference: Purchase Agreement No. 3780 [****]

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement, [****]

[****]

1. **[****]**

[****]

2. **[****]**

[****]

2.1 [****]

2.1.1 [****]

2.2 [****]

2.2.1 [****]

2.3 [****]

2.3.1 [****]

2.4 [****]

2.4.1 [****]

3. **[****]**

3.1 [****]

3.2 [****]

[****]

3.3 [****]

[****]

3.4 [****]

3.5 [****]

4. **[****]**

[****]

4.1 [****]

[****]

4.2 [****]

[****]

4.3 [****]

[****]

4.4 [****]

[****]

4.5 [****]

4.6 [****]

5. **[****]**

[****]

5.1 [****]

[****]

5.2 [****]

[****]

5.3 [****]

5.4 [****]

[****]

5.5 [****]

6. **[****]**

[****]

6.1 [****]

[****]

6.2 [****]

[****]

6.3 [****]

[****]

6.4 [****]

6.5 [****]

7. **[****]**

7.1 [****]

[****]

7.2 [****]

[****]

7.3 [****]

[****]

7.4 [****]

[****]

7.5 [****]

8. **[****]**

8.1 [****]

[****]

8.2 [****]

[****]

8.3 [****]

[****]

8.4 [****]

[****]

8.5 [****]

9. **[****]**

9.1 [****]

[****]

9.2 [****]

[****]

9.3 [****]

[****]

9.4 [****]

[****]

9.5 [****]

10. **[****]**

10.1 [****]

11. **[****]**

11.1 [****]

Aircraft	MSN
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

12. **[****]**

12.1 [****]

12.2 [****]

13. **[****]**

(a) [****]

(b) [****]

(c) [****]

14. **[****]**

(a) [****]
(b) [****]

15. **[****]**

[****]

Original Delivery Month	Target Delivery Month	SA-16 Revised Target Delivery Month
[****]	**[****]**	**[****]**
[****]	**[****]**	**[****]**
[****]	**[****]**	**[****]**

16. **[****]**

[****]

17. **[****]**

[****]

18. **Confidentiality**

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. In addition to any equitable relief that may be available to Boeing in the event of a breach of this clause, Boeing may rescind the Launch Customer Credit Memorandum contained in paragraph 4 above, in the event of any unauthorized disclosure by Customer.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

AGREED AND ACCEPTED this

____
Date

THE BOEING COMPANY	GAC INC
______________________________ Signature	______________________________ Signature
[****] Printed name	[****] Printed name
Attorney-in-Fact Title	CEO Title

[****]

CRO

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

GOT-PA-3780-**[****]**

GAC, Inc.
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

Subject: [****]

Reference: a) Purchase Agreement No. PA-3780 [****]

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[****]

1. [****]

[****]

1.1 [****]

Months Prior to Aircraft Delivery	**Amount Due per Aircraft (Percent times Advance Payment Base Price)**
At DA Payment	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
Totals:	**[****]**

1.2 [****]

1.2.1 [****]

1.2.2 [****]

1.3 [****]

1.3.1 [****]

1.3.2 [****]

Payment Date	Amount due (% of APBP)
[****]	[****]
[****]	[****]
[****]	[****]
Total:	**[****]**

1.4 **[****]**

1.4.1 **[****]**

Block 3 Aircraft DA Payment Schedule		
	Due Date of Advance Payment	**Amount of Advance Payment**
1	[****]	[****] (less deposits received)
2	[****]	[****]
3	[****]	[****]
4	[****]	[****]
5	[****]	[****]
6	[****]	[****]
7	[****]	[****]
8	[****]	[****]
9	[****]	[****]
10	[****]	[****]
11	[****]	[****]
12	[****]	[****]
	Total:	**[****]**

1.4.2 **[****]**

1.5 [****]

1.5.1 [****]

1.6 [****]

1.6.1 [****]

1.6.1.1 **[****]**

1.6.1.2 [****]

(i) [****]

1.6.1.3 **[****]**

1.7 [****]

1.7.1 [****]

Revised Alternate Advance Payment Schedule

	Due Date of Advance Payment	Amount of Advance Payment
1	[****]	[****]
2	[****]	[****]
3	[****]	[****]
4	[****]	[****]
5	[****]	[****]
6	[****]	[****]
7	[****]	[****]
8	[****]	[****]
9	[****]	[****]
10	[****]	[****]
11	[****]	[****]
12	[****]	[****]
13	[****]	[****]
Total		[****]

1.7.2 [****]

1.7.3 [****]

2. [****]

[****]

3. **[****]**

3.1 [****]

[****]

3.2 [****]

[****]

4. [****]

4.1 [****]

4.2 [****]

4.3 [****]

5. [****]

[****]

6. **[****]**

[****]

7. **[****]**

7.1 [****]

7.2 [****]

8. **Confidential Treatment**

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

[****]

Very truly yours,

AGREED AND ACCEPTED this

____
Date

THE BOEING COMPANY	GAC INC
______________________________	______________________________
Signature	Signature
[****]	[****]
Printed name	Printed name
Attorney-in-Fact	CEO
Title	Title

[****]

CRO

The Boeing Company
P.O. Box 3707
Seattle, WA 98124

GOT-PA-3780-**[****]**

GAC, Inc.
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

Subject: [****]

Reference: Purchase Agreement No. PA-3780 [****]

Subject to Boeing corporate approval, this letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement. [****].

1. [****]

[****]

2. [****]

[****]

3. [****]

3.1 [****]

3.2 [****]

3.2.1 [****]

3.2.2 [****]

(i) [****]

(ii) [****]

3.3 [****]

3.3.1 [****]

(i) [****]

3.3.2 [****]

3.3.3 [****]

3.4 [****]

4. [****]

4.1 [****]

4.1.1 [****]

4.1.2 [****]

4.2 [****]

5. [****]

[****]

6. [****]

[****]

7. [****]

[****]

8. Confidentiality.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

ACCEPTED AND AGREED TO this

Date: ______________________

GAC INC.	THE BOEING COMPANY
By: ______________________	By: ______________________
Name: [****]	Name: [****]
Title: CEO	Title: Attorney-In-Fact

[****]

CRO

ATTACHMENT A

ESCALATION FORECAST & ESCALATION NOTICE DATE

Escalation Forecast	Applicable to Program Aircraft Delivering in Time Period	Escalation Notice Date
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

BOEING

ATTACHMENT B

CUMULATIVE ANNUAL ESCALATION FACTORS – JANUARY 2017 BASE YEAR

Delivery Date	Threshold Cap (3%)	Upper Limit (4%)
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
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[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

BOEING

Delivery Date	Threshold Cap (3%)	Upper Limit (4%)
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[****]	[****]	[****]

Delivery Date	Threshold Cap (3%)	Upper Limit (4%)
[****]	[****]	[****]
[****]	[****]	[****]
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Delivery Date	Threshold Cap (3%)	Upper Limit (4%)
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Delivery Date	Threshold Cap (3%)	Upper Limit (4%)
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

The Boeing Company
P.O. Box 3707
Seattle, WA 98124

GOT-PA-3780-[****]

GAC, Inc.
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

Subject: [****]

Reference: Purchase Agreement No. 3780 [****]

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

[****]

1. [****]

1.1 [****]

(i) [****]

(ii) [****]

1.2 [****]

(i) [****]

(ii) [****]

2. [****]

2.1 [****]

2.2 [****]

2.3 [****]

3. [****]

[****]

4. [****]

[****]

5. [****]

5.1 [****]

5.2 [****]

5.3 [****]

6. [****]

[****]

7. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By ______________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

GAC INC.

By ______________________ By ______________________

Its CEO Its CRO

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

GOT-PA-3780-**[****]**

GAC, Inc.
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

Subject:[****]

Reference: Purchase Agreement No. 3780 [****]

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement and [****] the **fifteen** (**15**) Aircraft listed in [****] to the Purchase Agreement [****]. All capitalized terms which are not otherwise defined herein shall have the definitions specified in the Purchase Agreement.

Except as expressly amended by the terms of this Letter Agreement, Remarket Aircraft are in all other respects "Aircraft" under the terms of the Purchase Agreement.

1. [****]

   1.1 [****]

   1.2 [****]

   1.3 [****]

2. [****]

   [****]

3. [****][****]

4. [****]

   4.1 [****]

      4.1.1 **[****]**

         4.1.1.1 **[****]**

         4.1.1.2 **[****]**

         4.1.1.3 **[****]**

         4.1.1.4 **[****]**

4.2 [****]

4.3 [****]

5. [****]

[****]

5.1 [****]

5.2 [****]

5.3 [****]

5.4 [****]

6. [****]

6.1 [****]

6.1.1 [****]

6.1.2 [****]

6.1.3 [****]

6.1.4 [****]

6.1.5 [****]

6.2 [****]

6.2.1 [****]

6.2.2 [****]

6.2.3 [****]

6.2.4 [****]

6.2.5 [****]

6.2.6 [****]

6.2.7 [****]

6.2.8 [****]

6.2.9 [****]

6.2.10 [****]

6.2.11 [****]

6.2.12 [****]

6.3 [****]

7. [****]

[****]

8. <u>Confidentiality</u>.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

AGREED AND ACCEPTED this

____
Date

THE BOEING COMPANY	GAC INC
______________________________	______________________________
Signature	Signature
[****]	[****]
Printed name	Printed name
Attorney-in-Fact	CEO
Title	Title

[****]

CRO